UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 24, 1999


                              BANK OF AMERICA, N.A.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
        (AS SERVICER ON BEHALF OF NATIONSBANK AUTO GRANTOR TRUST 1995-A)



          UNITED  STATES
          OF  AMERICA               33-97436               57-0236115
          -----------               --------               ----------
          (STATE  OR OTHER          (COMMISSION FILE       (IRS EMPLOYER
          JURISDICTION  OF          NUMBER)                IDENTIFICATION NO.)
          INCORPORATION

                              BANK OF AMERICA, N.A.
                          NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (704) 386-5000

ITEM  5.          OTHER  EVENTS
                  -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED IN  EXHIBIT  99  HERETO  IN  RESPONSE  TO  THIS  ITEM  5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
                  EXHIBITS
                  --------

(C)     EXHIBITS

99          MONTHLY  SERVICER'S  CERTIFICATE  FOR  NATIONSBANK,  N.A.
            CLASS  A  &  B,  NATIONSBANK  AUTO  TRUST  1995-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                              BANK OF AMERICA, N.A.
                              ---------------------
                                  (REGISTRANT)
        (AS SERVICER ON BEHALF OF NATIONSBANK AUTO GRANTOR TRUST 1995-A)


DATED:     AUGUST 24, 1999         BY:     /S/ SUZANNE W. CASTLEBERRY
           ---------------                 --------------------------
                                   NAME:     SUZANNE  W.  CASTLEBERRY
                                   TITLE:     VICE  PRESIDENT
                                   (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICER'S  CERTIFICATE  FOR  NATIONSBANK,  N.A.
            CLASS  A  &  B,  NATIONSBANK  AUTO  TRUST  1995-A